UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2020
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)
(Address of principal executive offices and zip code)

281	949-2500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 13, 2020, Forum Energy Technologies, Inc. (the "Company") issued a press release with respect to preliminary results for the quarter ended June 30, 2020. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
Preliminary Financial Information
On July 13, 2020, the Company announced that its revenue for the second quarter 2020 is projected to be in the range of $110 to $115 million, a decline of approximately 37-40% from first quarter revenue of $183 million. Free cash flow after capital expenditures and interest expense for the quarter is now expected to be approximately negative $6 million. Due to the preliminary nature of this guidance, a reconciliation to cash flow from operations is not currently available. A full reconciliation will be provided with the Company’s second quarter 2020 earnings announcement, which is currently scheduled to be released in the beginning of August 2020.
The preliminary unaudited financial information included in this Item 8.01 is based on estimates and subject to completion of the Company’s financial closing procedures and audit processes. Such information has been prepared by management solely based on currently available information. The preliminary unaudited information does not represent and is not a substitute for a comprehensive statement of financial and operating results, and the Company’s actual results may differ materially from these estimates because of final adjustments, the completion of the Company’s financial closing procedures, and other developments after the date of this release.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated July 13, 2020, issued by Forum Energy Technologies, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2020	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary